UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2005

UNITED FUEL & ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-68008	91-2037688
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

405 N. Marienfeld, 3rd Floor Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (432) 571-8049

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, Amendment No. 1, dated September 15, 2005 relates to the transaction which closed on June 30, 2005 pursuant to which a wholly-owned subsidiary of the Registrant acquired certain assets of Clark Oil Company, an Oklahoma corporation (“Clark”). As permitted, the original Form 8-K omitted certain financial statements of Clark required by Form 8-K. This amendment is filed to provide the required financial statements of Clark and the required Pro Forma Financial Statements of the Registrant, as if the acquisition had taken place on January 1, 2004. This Form 8-K, Amendment No. 1, should be read in conjunction with the Form 8-K filed by the Company on July 8, 2005 and the Form 8-K filed on February 9, 2005 in which a more complete description of the Registrant and the transactions described herein appears.

This Form 8-K, Amendment No. 1 and other reports filed by United Fuel & Energy Corporation, a Nevada corporation (the "Registrant" or the “Company”), from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 9.  Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired.

Report of Independent Certified Public Accountants

Audited Financial Statements of Clark Oil Company (“Clark Oil”) for the year ended December 31, 2004

Balance Sheet as of December 31, 2004

Statement of Operations for the year ended December 31, 2004

Statement of Stockholders’ Equity for the year ended December 31, 2004

Statement of Cash Flows for the year ended December 31, 2004

Notes to Financial Statements

Financial Statements of Clark Oil for the six months ended June 30, 2005 and June 30, 2004 (Unaudited)

Balance Sheet as of June 30, 2005

Statement of Operations for the six-month periods ended June 30, 2005 and June 30, 2004

Statement of Cash Flows for the six-month period ended June 30, 2005 and June 30, 2004

Notes to Financial Statements

(b)   Pro Forma Financial Information

Pro Forma Condensed Statement of Operations for the year ended December 31, 2004 (Unaudited)

Pro Forma Condensed Statement of Operations for the six months ended June 30, 2005 (Unaudited).

Notes to Pro Forma Unaudited Condensed Statements of Operations.

(c)    Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FUEL & ENERGY CORPORATION
(Registrant)

Date: September 16, 2005
/s/ Bobby W. Page
Bobby W. Page
Vice President and Chief Financial Officer

FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS

CLARK OIL COMPANY

DECEMBER 31, 2004

Report of Independent Certified Public Accountants

To the Board of Directors
Clark Oil Company
Ada, Oklahoma

We have audited the accompanying balance sheet of Clark Oil Company, as of December 31, 2004, and the related statements of operations, stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Clark Oil Company at December 31, 2004, and the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Odessa, Texas August 19, 2005

2626 JBS Parkway, Suite A-200 • Odessa, Texas 79761 • (432) 362-3800 • Fax (432) 362-4476
audit@jmaudit.com

FINANCIAL STATEMENTS

Clark Oil Company

BALANCE SHEET

December 31, 2004

ASSETS
CURRENT ASSETS
Cash and cash equivalents (note A2)	$30,425
Accounts receivable, net of allowance for doubtful accounts of $69,660
(notes A4 and B)	1,637,706
Other receivables (note H)	123,262
Inventories, net of allowance for slow moving inventory of $74,634	849,027
(note A5)
Deferred taxes (notes A10 and F)	49,061
Total current assets	2,689,481

PROPERTY, PLANT AND EQUIPMENT, net (notes A6, A7 and C)	2,303,909

OTHER ASSETS
Cash value of life insurance (note A8)	20,993
Other	736
Total other assets	21,729
$5,015,119
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable (note A9)	$971,164
Accrued and other current liabilities	12,887
Accrued income taxes (notes A10 and F)	34,129
Current maturities of long-term debt (note D)	1,379,313
Total current liabilities	2,397,493

OTHER LIABILITIES
Long-term debt, less current maturities (note D)	610,751
Deferred income taxes (notes A10 and F)	299,849
Total liabilities	3,308,093

COMMITMENTS AND CONTINGENCIES (note G)

STOCKHOLDERS' EQUITY
Common stock - $1 par value, 150,000 shares authorized, 100,000
shares issued; 38,399 shares outstanding	100,000
Retained earnings	2,287,184
Less treasury stock - 61,601 shares, at cost	(680,158)
Total stockholders' equity	1,707,026
$5,015,119

The accompanying notes are an integral part of these financial statements.

Clark Oil Company

STATEMENT OF OPERATIONS

Year ended December 31, 2004

Sales	$28,018,855

Cost of Sales	24,290,555

Gross Profit	3,728,300

Expenses
Operating, general and administrative	2,395,308
Depreciation and amortization	780,057
Total expenses	3,175,365

Operating Income	552,935

Other income (expense)
Interest expense	(75,864)
Other income (expense), net	128,972
Total other income (expense)	53,108

Income before income taxes	606,043

Income tax expense (notes A10 and F)	208,279

Net Income	$397,764

The accompanying notes are an integral part of these financial statements.

Clark Oil Company

STATEMENT OF STOCKHOLDERS' EQUITY

Year ended December 31, 2004

		Treasury		Total
	Common	Stock,	Retained	Stockholders'
	Stock	At Cost	Earnings	Equity

Balance at January 1, 2004	$100,000	(680,158)	1,889,420	1,309,262
Net income	-	-	397,764	397,764
Balance at December 31, 2004	$100,000	(680,158)	2,287,184	1,707,026

The accompanying notes are an integral part of these financial statements.

Clark Oil Company

STATEMENT OF CASH FLOWS

Year ended December 31, 2004

Increase (Decrease) in Cash and Cash Equivalents
Cash flows from operating activities:
Net income	$397,764
Adjustments to reconcile net income to
net cash provided by operating activities
Depreciation and amortization	780,057
Loss (gain) on disposal of assets	(96,343)
Deferred income taxes	77,482
Changes in operating assets and liabilities:
Decrease (increase) in:
Accounts receivable	(562,131)
Inventories	(63,314)
Prepaid expenses and other assets	119,539
Increase (decrease) in:
Accounts payable	(94,915)
Accrued income taxes	34,129
Net cash provided by operating activities	592,268

Cash flows from investing activities:
Proceeds from sale of assets	148,639
Capital expenditures	(1,145,812)
Net cash used in investing activities	(997,173)
Cash flows from financing activities:
Proceeds from long-term debt	863,483
Repayments of long-term debt	(505,988)
Net cash provided by financing activites	357,495

Net decrease in cash and cash equivalents	(47,410)

Cash and cash equivalents at beginning of year	77,835

Cash and cash equivalents at end of period	$30,425

The accompanying notes are an integral part of these financial statements.

Clark Oil Company

STATEMENT OF CASH FLOWS (CONTINUED)

Year ended December 31, 2004

Cash paid during year for:
Interest	$75,865
Income taxes	$87,123

The accompanying notes are an integral part of these financial statements.

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1. General

Clark Oil Company (Company) markets refined petroleum products which include gasoline, diesel, oils, greases, and other lubricants. Products are sold, including credit sales, through bulk plants and unattended self-serve stations (card locks) located in south central Oklahoma. In addition, the Company engages in the equipment rental and ranching operations.

The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP).

2. Cash Equivalents

For purposes of the statement of cash flows, the Company considers demand deposits, money market accounts and certificates of deposit purchased with an original maturity date of three months or less to be cash equivalents.

3. Revenue Recognition

Sales are recorded by the Company upon shipment of products to customers and upon sale of products at Company locations.

4. Allowance for Doubtful Accounts

The allowance for doubtful accounts is maintained at a level which, in management’s judgment based upon past experience in industry, is adequate to absorb credit losses. The amount of the allowance is based upon management’s continuous evaluation of the collectibility of receivables.

5. Inventories

Inventories are carried at the lower of cost or market. Inventories consist primarily of fuels and lubricants held for resale. Cost is approximated by using the weighted average method.

6. Property, Plant and Equipment

Property, plant and equipment are carried at cost. When assets are retired or disposed of, the cost and related accumulated depreciation are removed from the accounts with the resulting gains or losses, if any, reflected in the results of operations. The cost of maintenance and repairs is charged to expense as incurred; whereas significant renewals and betterments are capitalized.

Depreciation of property, plant and equipment is provided using the straight line basis computed over the following estimated useful lives:

Life
Livestock	3 years
Equipment	2 - 10 years
Buildings and improvements	3 - 40 years

Clark Oil Company

NOTES FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

7. Impairment of Long-Lived Assets

The Company follows the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Consequently, the Company reviews its long-lived assets to be held and used whenever events or circumstances indicate that the carrying value of those assets may not be recoverable. An impairment loss is indicated if the sum of the expected future cash flows, on a depreciable unit basis, is less than the carrying amount of such assets. In this circumstance, the Company recognizes an impairment loss for the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The Company accounts for long-lived assets to be disposed of at the lower of their carrying amount or fair value less cost to sell once management has committed to a plan to dispose of the assets.

8.	Cash Value Life Insurance

The Company maintains an aggregate of approximately $695,000 of life insurance on the life of a stockholder of the Company. All incidents of ownership of the policy accrue to the Company, which is the designated beneficiary.

9. Overdrafts

Cash overdraft balances, when present, are reclassified and included in accounts payable.

10. Income Taxes

Provision for income taxes is based on amounts reported in the consolidated statement of earnings (after exclusion of non-taxable income and non-tax deductible expenses) and includes deferred taxes on temporary differences in the recognition of income and expense for tax and financial statement purposes. Deferred taxes are computed using the asset and liability approach as prescribed in SFAS No. 109, Accounting for Income Taxes.

11. Environmental Costs

The Company is subject to federal, state and local environmental laws and regulations. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Ongoing environmental compliance costs, including maintenance and monitoring costs, are expensed as incurred.

Liabilities for expenditures of a non-capital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated.

12. Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

13.	Recently Issued Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board (FASB) issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope as a liability. Many of those instruments were previously classified as equity such as common or preferred shares that are mandatorily redeemable-that embody an unconditional obligation requiring the issuer to redeem the shares by transferring its assets at a specified date or upon an event that is certain to occur. The provisions of this Statement shall be effective for the first fiscal period beginning after December 15, 2004.

In November 2004, the FASB issued SFAS No. 151, Inventory Costs. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, the Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this Statement are effective for inventory costs incurred during fiscal years beginning after June 15, 2005, with early application encouraged.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29. SFAS No. 153 amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. The Statement indicates that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this Statement are effective for nonmonetary exchanges occurring in periods beginning after June 15, 2005.

In December 2004, the FASB issued a revised Statement No. 123R, Accounting for Stock-Based Compensation. This Statement eliminates the alternative to use Accounting Principles Board (APB) Opinion No. 25’s intrinsic value method of accounting. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those instruments. An entity will measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of those instruments, except in certain circumstances. The provisions of this interpretation become effective as of the beginning of the first annual reporting period that begins after December 15, 2005.

Management does not believe these new standards will have a material impact on its consolidated financial statements.

NOTE B - CONCENTRATION OF CREDIT RISK

Accounts receivable potentially subject the Company to concentrations of credit risk. The risk is limited due to the large number of customers comprising the customer base and their dispersion across agricultural, oilfield, and general commercial industries. At year end, the Company had no significant concentrations of credit risk apart from customer operations occurring primarily in the geographical region of south central Oklahoma.

The Company maintains its cash balances at several financial institutions located in Oklahoma, which at times may exceed federally insured limits. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

NOTE C - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized by major classifications as follows as of December 31, 2004:

Equipment	$4,412,162
Buildings and improvements	1,180,306
Land	294,588
Livestock	100,550
5,987,606
Less accumulated depreciation	3,683,697

Net property, plant and equipment	$2,303,909

NOTE D - DEBT

Long-term debt consists of the following at December 31, 2004:

Fixed rate term loans payable to banks and financing agencies	$856,108
Variable rate term loans payable to a bank	538,359
Variable rate term loans payable to related parties	233,980
Revolving line of credit payable to a bank	214,062
Fixed rate term loans payable to banks	147,555
1,990,064

Less current maturities	1,379,313
$610,751

The fixed rate term loans payable to banks and financing agencies mature from April 10, 2005 through December 6, 2008 and are payable in monthly principal and interest installments aggregating $30,790. Interest included in the monthly payments varies up to a ceiling of 8.9%, with an average effective rate of 4.1% at December 31, 2004. The loans are secured by specific equipment or security agreements naming accounts receivable, inventory, chattel and all other equipment of the Company and personal guarantees by stockholders.

The variable rate term loans payable to a bank mature from June 18, 2005 through October 10, 2016 and are payable on demand or in monthly principal and interest installments aggregating $13,170 as of December 31, 2004. Interest included in the monthly payments varies from prime to prime plus 1.25%, with an average effective rate of 4.9% at December 31, 2004. The loans are secured by real estate and security agreements described for the fixed rate term loans above naming accounts receivable, inventory, chattel and all other equipment of the Company and personal guarantees by stockholders. The entire outstanding balances of these loans are included in current maturities of long-term debt due to the “payable on demand” clause in the loan agreements.

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

NOTE D - DEBT (CONTINUED)

The variable rate term loans payable to related parties mature from December 15, 2005 through April 1, 2012 and are payable in monthly installments of $2,810 including interest at prime, and quarterly principal installments of $5,613 plus interest at the one year certificate of deposit rate of a local bank plus 1%. The effective interest rate for these loans at December 31, 2004 was 5.1%. The loans are secured by common stock of the Company.

The revolving line of credit payable to a bank has a maximum borrowing limit of $500,000 and is payable on demand or at the stated maturity date of October 9, 2005. Interest is payable monthly at 5%. The line of credit is secured by personal guarantees by the stockholders.

The fixed rate term loans payable to banks mature from March 9, 2005 through January 15, 2008 and are payable on demand or in monthly principal and interest installments of $8,600. Interest included in the monthly payments varies from 5% to 6.75%, with an average effective rate of 5.8% at December 31, 2004. The loans are secured by security agreements naming accounts receivable, inventory, chattel and all other equipment of the Company and personal guarantees by stockholders. The entire outstanding balances of these loans are included in current maturities of long-term debt due to the “payable on demand” clause in the loan agreements.

Aggregate maturities of long-term debt, for the years subsequent to December 31, 2004, are as follows:

2005	$1,379,313
2006	212,117
2007	195,493
2008	97,096
2009	29,623
Thereafter	76,422

Total long-term debt	$1,990,064

NOTE E - EMPLOYEE BENEFIT PLAN

The Company has a defined contribution 401(k) plan covering employees. The Plan allows employees to defer up to the maximum IRS allowable amount of their income on a pre-tax basis through contributions to the Plan. Discretionary contributions may be made by the Company with approval of the Board of Directors. Employees become vested in the Company’s contributions at 20% after two years, and 20% per year thereafter until fully vested. The Company made matching contributions of $11,517 to the plan for the year ended December 31, 2004.

NOTE F - INCOME TAXES

The components of income tax expense are as follows for the year ended December 31, 2004:

Current income tax expense:
Federal	$130,797
Deferred income taxes	77,482

Total income tax expense	$208,279

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

NOTE F - INCOME TAXES (CONTINUED)

Income tax expense differs from the “expected” tax computed by applying the Federal statutory rate of 34% to earnings before income taxes as follows for the year ended December 31, 2004:

Expected tax expense at Federal statutory rate	$206,055
Increase in income taxes resulting from nondeductible expenses	2,224

Total income tax expense	$208,279

Deferred tax assets and liabilities consist of the following:

Current deferred tax asset:
Allowance for doubtful accounts	$23,685
Allowance for slow moving inventory	25,376
$49,061

Noncurrent deferred tax liability:
Principally property, plant and equipment depreciation differences	$299,849

NOTE G - COMMITMENTS AND CONTINGENCIES

Environmental remediation-related expenses are a regular cost of operating the Company's business. However, at December 31, 2004, the Company is not involved in any ongoing remediation efforts. Management addresses potential environmental remediation-related expenses through participation in State cleanup fund programs and environmental liability insurance carried by the Company.

NOTE H - TRANSACTIONS WITH RELATED PARTIES

At December 31, 2004, a receivable was due from officers of the Company and an affiliated entity for $123,262.

NOTE I - MAJOR SUPPLIERS

For the year ended December 31, 2004, one major supplier furnished approximately $15,096,000 (66%), of the Company’s fuel and lubricants. Management believes that, in the unlikely event that it lost any of its major suppliers, additional suppliers could be obtained without significant disruption to its normal operations.

NOTE J - SUBSEQUENT EVENTS

Sale of Refined Petroleum Products Distribution Assets

Effective June 30, 2005, the Company sold the accounts receivable, inventory and the majority of its other assets related to its petroleum product distribution business for consideration of cash and debt totaling $5,683,000.

FINANCIAL STATEMENTS

CLARK OIL COMPANY

JUNE 30, 2005

UNAUDITED

Clark Oil Company

BALANCE SHEETS

	June 30,	December 31,
	2005	2004
ASSETS	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents (note B)	$355,722	$30,425
Accounts receivable, net of allowance for doubtful accounts of $69,660
at June 30, 2005 and December 31, 2004 (note B)	272,856	1,637,706
Receivable from sale of petroleum distribution division (notes A and G)	3,766,438	-
Other receivables (note F)	196,149	123,262
Inventories, net of allowance for slow moving inventory of $74,634
at December 31, 2004.	89,488	849,027
Current portion of long-term notes receivable (note G)	176,803	-
Deferred taxes	23,685	49,061
Total current assets	4,881,141	2,689,481

PROPERTY, PLANT AND EQUIPMENT, net (notes A and C)	2,554,639	2,303,909

OTHER ASSETS
Long-term notes receivable (note G)	823,197	-
Cash value of life insurance	20,993	20,993
Other	1,111	736
Total other assets	845,301	21,729
	$8,281,081	$5,015,119
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$657,760	$971,164
Accrued and other current liabilities	22,486	12,887
Accrued income taxes	1,191,832	34,129
Current maturities of long-term debt (note D)	1,464,476	1,379,313
Total current liabilities	3,336,554	2,397,493

OTHER LIABILITIES
Long-term debt, less current maturities (note D)	679,419	610,751
Deferred income taxes	275,758	299,849
Total liabilities	4,291,731	3,308,093

COMMITMENTS AND CONTINGENCIES (note E)

STOCKHOLDERS' EQUITY
Common stock - $1 par value, 150,000 shares authorized, 100,000
shares issued; 38,399 shares outstanding	100,000	100,000
Retained earnings	4,569,508	2,287,184
Less treasury stock - 61,601 shares at cost	(680,158)	(680,158)
Total stockholders' equity	3,989,350	1,707,026
	$8,281,081	$5,015,119

The accompanying notes are an integral part of these financial statements.

Clark Oil Company

STATEMENTS OF OPERATIONS

(Unaudited)

	Six Months Ended
	June 30, 2005	June 30, 2004

Sales	$1,097,730	$783,268

Cost of Sales	111,426	89,023

Gross Profit	986,304	694,245

Expenses
Operating, general and administrative	672,387	525,595
Depreciation and amortization	307,559	309,833
Total expenses	979,946	835,428

Operating Income (Loss)	6,358	(141,183)

Other income (expense)
Interest expense	(34,819)	(23,629)
Other income (expense), net	(41,705)	14,404
Total other income (expense)	(76,524)	(9,225)

Loss from continuing operations before income taxes	(70,166)	(150,408)
Income tax benefit	(23,856)	(49,880)
Loss from continuing operations	(46,310)	(100,528)

Income from operations of discontinued fuel and lube distribution
segment, including gain in 2005 (notes A and G)	3,530,065	493,117
Income tax expense on discontinued operations	1,201,431	167,660

Income from discontinued operations	2,328,634	325,457

Net Income	$2,282,324	$224,929

The accompanying notes are an integral part of these financial statements.

Clark Oil Company

STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended
	June 30, 2005	June 30, 2004
Increase (Decrease) in Cash and Cash Equivalents
Cash flows from operating activities:
Net income	$2,282,324	$224,929
Adjustments to reconcile net income to
net cash provided by (used in) operating activities
Depreciation and amortization	422,211	379,482
Gain on disposal of assets	(3,238,759)	(104,332)
Deferred income taxes	1,285	47,481
Changes in operating assets and liabilities:
Decrease (increase) in:
Accounts receivable	(13,775)	(387,281)
Inventories	(1,161)	(96,295)
Prepaid expenses and other assets	(375)	95,545
Increase (decrease) in:
Accounts payable	(303,805)	(7,920)
Accrued income taxes	1,157,703	-
Net cash provided by operating activities	305,648	151,609

Cash flows from investing activities:
Proceeds from sale of assets	856,860	151,154
Capital expenditures	(991,042)	(396,178)
Net cash used in investing activities	(134,182)	(245,024)

Cash flows from financing activities:
Proceeds from long-term debt	482,964	533,574
Repayments of long-term debt	(329,133)	(236,332)
Net cash provided by financing activites	153,831	297,242

Net increase in cash and cash equivalents	325,297	203,827

Cash and cash equivalents at beginning of year	30,425	77,835

Cash and cash equivalents at end of period	$355,722	281,662

The accompanying notes are an integral part of these financial statements.

Clark Oil Company

STATEMENT OF CASH FLOWS (CONTINUED)

(Unaudited)

	Six Months Ended
	June 30,	June 30,
	2005	2004
Cash paid during period for:
Interest	$34,819	$33,251
Income taxes	$18,588	$74,832

As further described in Note G, the Company sold accounts receivable, inventory and other assets of its refined petroleum product distribution division effective June 30, 2005. Consideration for the sale included notes receivable of $1,000,000 and other receivables of $3,766,438.

The accompanying notes are an integral part of these financial statements.

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE A - BASIS OF PRESENTATION

Clark Oil Company (Company) engages in equipment rental and ranching operations. Prior to June 30, 2005, the Company marketed refined petroleum products which included gasoline, diesel, oils, greases, and other lubricants. Effective June 30, 2005, the company sold its petroleum products distribution division (see note G). Accordingly, the operating results of the petroleum distribution division are presented as “discontinued operations” in the accompanying Statements of Operations.

The financial information included herein, except the balance sheet as of December 31, 2004, is unaudited. The interim financial statement information includes all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for a fair statement of the results of operations and financial condition for the interim periods. The results of operations for the interim periods are not necessarily indicative of the results to be expected for an entire year.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in these interim financial statements. Accordingly, these interim financial statements should be read in conjunction with the audited financial statements as of December 31, 2004.

NOTE B - CONCENTRATION OF CREDIT RISK

Accounts receivable potentially subject the Company to concentrations of credit risk. The risk is limited due to the large number of customers comprising the customer base and their dispersion across agricultural, oilfield, and general commercial industries. At year end, the Company had no significant concentrations of credit risk apart from customer operations occurring primarily in the geographical region of south central Oklahoma.

The Company maintains its cash balances at several financial institutions located in Oklahoma, which at times may exceed federally insured limits. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

NOTE C - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized by major classifications as follows:

	June 30,	December 31,
	2005	2004
Equipment	$3,767,055	$4,412,162
Buildings and improvements	912,241	1,180,306
Land	292,088	294,588
Livestock	100,550	100,550
	5,071,934	5,987,606
Less accumulated depreciation	2,517,295	3,683,697

Net property, plant and equipment	$2,554,639	$2,303,909

Depreciation expense was $422,211 and $377,877 for the six month periods ended June 30, 2005 and 2004, respectively.

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2005 (Unaudited)

NOTE D - DEBT

Long-term debt consists of the following:

	June 30,	December 31,
	2005	2004
Fixed rate term loans payable to banks and financing agencies	$875,608	$856,108
Variable rate term loans payable to a bank	472,190	538,359
Variable rate term loans payable to related parties	208,500	233,980
Revolving line of credit payable to a bank	376,100	214,062
Fixed rate term loans payable to banks	107,679	147,555
Fixed rate term loan payable to a related party	103,818	-
	2,143,895	1,990,064
Less current maturities	1,464,476	1,379,313
	$679,419	$610,751

The fixed rate term loans payable to banks and financing agencies mature from October 1, 2005 through December 6, 2008 and are payable in monthly principal and interest installments aggregating $34,897. Interest included in the monthly payments varies up to a ceiling of 8.9%, with an average effective rate of 4.1% at June 30, 2005. The loans are secured by specific equipment or security agreements naming accounts receivable, inventory, chattel and all other equipment of the Company and personal guarantees by stockholders.

The variable rate term loans payable to a bank mature October 10, 2016 and are payable on demand or in monthly principal and interest installments aggregating $12,107 as of June 30, 2005. Interest included in the monthly payments varies from prime to prime plus 1.25%, with an average effective rate of 4.9% at June 30, 2005. The loans are secured by real estate and security agreements described for the fixed rate term loans above naming accounts receivable, inventory, chattel and all other equipment of the Company and personal guarantees by stockholders. The entire outstanding balances of these loans are included in current maturities of long-term debt due to the “payable on demand” clause in the loan agreements.

The variable rate term loans payable to related parties mature from December 15, 2005 through April 1, 2012 and are payable in monthly installments of $2,810 including interest at prime, and quarterly principal installments of $5,613 plus interest at the one year certificate of deposit rate of a local bank plus 1%. The effective interest rate for these loans at December 31, 2004 was 5.1%. The loans are secured by common stock of the Company.

The revolving line of credit payable to a bank has a maximum borrowing limit of $500,000 and is payable on demand or at the stated maturity date of October 9, 2005. Interest is payable monthly at 5%. The line of credit is secured by personal guarantees by the stockholders.

The fixed rate term loans payable to banks mature from February 5, 2006 through January 15, 2008 and are payable on demand or in monthly principal and interest installments of $5,926. Interest included in the monthly payments varies from 5% to 6.75%, with an average effective rate of 5.8% at June 30, 2005. The loans are secured by security agreements naming accounts receivable, inventory, chattel and all other equipment of the Company and personal guarantees by stockholders. The entire outstanding balances of these loans are included in current maturities of long-term debt due to the “payable on demand” clause in the loan agreements.

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2005
(Unaudited)
NOTE D - DEBT (CONTINUED)
The fixed rate term loan to a related party matures January 3, 2009 and is payable in monthly principal and interest installments of $2,842. The loan bears interest at 8% and is unsecured.

Aggregate maturities of long-term debt, for the years subsequent to June 30, 2005, are as follows:

2006	$1,464,476
2007	300,538
2008	197,162
2009	87,802
2010	30,371
Thereafter	63,546
Total long-term debt	$2,143,895

NOTE E - COMMITMENTS AND CONTINGENCIES

Environmental remediation-related expenses are a regular cost of operating the Company's business. However, at June 30, 2005, the Company is not involved in any ongoing remediation efforts. Management addresses potential environmental remediation-related expenses through participation in State cleanup fund programs and environmental liability insurance carried by the Company.

NOTE F - TRANSACTIONS WITH RELATED PARTIES

At June 30, 2005, a receivable was due from officers of the Company and an affiliated entity for $196,149.

NOTE G - SALE OF REFINED PETROLEUM PRODUCTS DISTRIBUTION DIVISION

Effective June 30, 2005, the Company sold the accounts receivable, inventory and the majority of its other assets related to its petroleum product distribution business for consideration of cash and debt totaling $5,682,902 and recognized a pre-tax gain of $3,375,381 on the sale. The consideration includes notes receivable of $1,000,000 bearing 6% interest with payments due in 60 equal monthly installments commencing July 27, 2005 and continuing until June 27, 2010 (“Notes”). As of June 30, 2005, the Company has received $916,464 cash and has other receivables from the sale of $3,766,438. The purchaser will pay the Company an additional $1,400,000 after it finalizes bank debt financing ("Additional Payment Obligation"). If such payment is not made on or before August 31, 2005, the parties agree to negotiate in good faith for 30 days to effect alternate arrangements to cause the remaining $1,400,000 to be paid to the Company. The remaining $2,366,438, primarily relating to the sale of accounts receivable and inventory, is due to the Company in monthly installments through September 30, 2005.

The Notes have been secured by a mortgage security agreement and collateral assignment and personal guarantees by the major stockholders of the acquiring company. The Additional Payment Obligation and amounts due relating to accounts receivable and inventory are guaranteed by the major stockholders of the acquiring company.

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2005
(Unaudited)

NOTE G - SALE OF REFINED PETROLEUM PRODUCTS DISTRIBUTION DIVISION (CONTINUED)

Aggregate maturities of the notes receivable for the years subsequent to June 30, 2005, are as follows:

2006	$176,803
2007	187,708
2008	199,285
2009	211,577
2010	224,627

Total notes receivable	$1,000,000

Condensed financial information of the discontinued petroleum products distribution division for the six months ended June 30, 2005 is as follows:

Sales	$11,684,871
Cost of sales	10,761,779
Gross profit	923,092
Operating income	257,895
Interest expense	10,851
Gain on sale of petroleum products distribution division	3,375,381
Net income	2,328,634

NOTE H - RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

The Emerging Issues Task Force (“EITF”) of the FASB is currently considering Issue No. 04-13 (“Issue”), “Accounting for Purchases and Sales of Inventory with the Same Counterparty.” This Issue addresses accounting matters that arise when one company both sells inventory to and buys inventory from another company in the same line of business - specifically, when it is appropriate to measure purchases and sales of inventory at fair value and record them in cost of sales and revenues and when they should be recorded as an exchange measured at the book value of the item sold.

On May 30, 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20, “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements.” SFAS No. 154 eliminates the requirement in APB Opinion No. 20 to include the cumulative effect of changes in accounting principle in the income statement in the period of change. Instead, to enhance the comparability of prior period financial statements, SFAS No. 154 requires that changes in accounting principle be retrospectively applied. Under retrospective application, the new accounting principle is applied as of the beginning of the first period presented as if that principle had always been used. The cumulative effect of the change is reflected in the carrying value of assets and liabilities as of the first period presented, and the offsetting adjustments are recorded to beginning retained earnings. Each period presented is adjusted to reflect the period-specific effects of applying the change. SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by any accounting pronouncement that does not include specific transition provisions. Under SFAS No. 154, a change in reporting entity is also retrospectively applied as of the beginning of the first period presented. A change in accounting estimate continues to be accounted for in the period of change and future periods. A change in accounting estimate that is effected by a change in accounting principle (e.g., a change in the method of depreciation) will be accounted for as a change in estimate. A correction of an error continues to be reported by restating prior period financial statements as of the beginning of the first period presented.

Clark Oil Company

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2005
(Unaudited)

NOTE H - RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (CONTINUED)

SFAS No. 154 also carries forward the provisions of SFAS No. 3, which govern reporting accounting changes in interim financial statements. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

Management does not believe these new standards will have a material impact on its financial statements.

PRO FORMA UNAUDITED CONDENSED STATEMENTS OF OPERATIONS OF UNITED FUEL & ENERGY CORPORATION

DESCRIPTION:

The unaudited pro forma condensed statements of operations of United Fuel & Energy Corporation ("United Fuel") have been prepared to give effect to the acquisition of the refined petroleum products distribution division of Clark Oil Company ("Clark Oil"). The acquired assets included accounts receivable, inventory and property, plant and equipment. The acquisition was effective June 30, 2005 and was reflected in the consolidated balance sheet of United
Fuel as of that date.

The pro forma condensed statements of operations include the complete operations of Clark Oil with pro forma adjustments to eliminate non-acquired operations. In addition, pro forma adjustments are presented to reflect depreciation based upon the allocated purchase price of the assets, interest on debt obtained to fund the purchase and adjustments to eliminate historical non-recurring expenses.

The condensed pro forma statements of operations have been prepared as if the acquisition had taken place on January 1, 2004.

PRO FORMA STATEMENTS:

Pro Forma Condensed Statement of Operations for the year ended December 31, 2004 - Unaudited.

Pro Forma Condensed Statement of Operations for the six months ended June 30, 2005 - Unaudited.

Notes to Pro Forma Unaudited Condensed Statements of Operations.

United Fuel & Energy Corporation
PRO FORMA CONDENSED STATEMENT OF OPERATIONS - UNAUDITED
Six months ended June 30, 2005
(In thousands)

	United	Clark	Pro Forma Adjustments
	Fuel	Oil	(1)	Other		Pro Forma
Sales	$120,032	$1,098	$11,685	$(1,098)	(2)	$131,717

Cost of Sales	105,725	111	10,762	(111)	(2)	116,487

Gross Profit	14,307	987	923	(987)		15,230

Expenses
Operating, general and administrative	11,932	672	551	(672)	(2)	12,483
Depreciation and amortization	585	308	115	(308)	(2)(3)	700

Total expenses	12,517	980	666	(980)		13,183

Operating Income	1,790	7	257	(7)		2,047

Other income (expense)
Interest expense	(1,294)	(35)	(11)	(36)	(2)(4)	(1,376)
Amortization of debt issue costs	(202)	-	-	-		(202)
Gain on sale of petroleum product
distribution division	-	-	3,375	(3,375)	(2)	-
Other income (expense), net	114	(42)	(92)	137	(2)(5)	117
Total other income (expense)	(1,382)	(77)	3,272	(3,274)		(1,461)

Income (loss) before income taxes	408	(70)	3,529	(3,281)		586
Income tax expense (benefit)	182	(24)	1,201	(1,127)	(6)	232
Income (loss) from continuing operations	226	(46)	2,328	(2,154)		354

Income from operations of discontinued fuel
and lubricant distribution division	-	3,529	(3,529)	-		-

Income tax expense on discontinued operations	-	1,201	(1,201)	-		-

Income from discontinued operations	-	2,328	(2,328)	-		-

Net Income	$226	$2,282	$-	$(2,154)		$354

Net income per share:
Basic	$0.02					$0.03
Diluted	$0.02					$0.03

Weighted average common shares outstanding:
Basic	11,311					11,311
Diluted	11,414					11,414

United Fuel & Energy Corporation
PRO FORMA CONDENSED STATEMENT OF OPERATIONS - UNAUDITED
Year ended December 31, 2004
(In thousands)

	United	Clark	Pro forma
	Fuel	Oil	Adjustments		Pro Forma
Sales	$180,582	$28,019	$(1,802)	(2)	$206,799

Cost of Sales	154,803	24,291	(169)	(2)	178,925

Gross Profit	25,779	3,728	(1,633)		27,874
Expenses
Operating, general and administrative	21,362	2,395	(1,102)	(2)	22,655
Depreciation and amortization	1,312	780	(480)	(2)(3)	1,612
Total expenses	22,674	3,175	(1,582)		24,267

Operating Income	3,105	553	(51)		3,607

Other income (expense)
Interest expense	(1,955)	(76)	(104)	(2)(4)	(2,135)
Amortization of debt issue costs	(575)	-	-		(575)
Other income (expense), net	179	129	(120)	(2)	188
Total other income (expense)	(2,351)	53	(224)		(2,522)

Income before income taxes	754	606	(275)		1,085
Income tax expense (benefit)	348	208	(94)	(6)	462
Net Income	$406	$398	$(181)		$623

Net income per share:
Basic	$0.04				$0.06
Diluted	$0.04				$0.06

Weighted average common shares outstanding:
Basic	11,254				11,254
Diluted	11,412				11,412

United Fuel & Energy Corporation
NOTES TO PRO FORMA CONDENSED STATEMENTS OF OPERATIONS - UNAUDITED

BASIS OF PRESENTATION:

The unaudited pro forma condensed statements of operations of United Fuel & Energy Corporation ("United Fuel") have been prepared to give effect to the acquisition of the refined petroleum products distribution division of Clark Oil Company ("Clark Oil"). The acquisition was effective June 30, 2005 and was reflected in the consolidated balance sheet of United Fuel as of that date.

The condensed pro forma statements of operations have been prepared as if the acquisition had taken place on January 1, 2004.

PRO FORMA ENTRIES:

(1)	To reclassify Clark Oil discontinued operations in the statement of operations as if not discontinued.

(2)	To eliminate non-acquired operations of Clark Oil.

(3)	To reflect depreciation based upon the allocated purchase cost of assets acquired.

(4)	To reflect interest expense on acquisition debt.

(5)	To eliminate other non-recurring historical expenses.

(6)	To reflect income tax expense of eliminated operations and other pro forma entries.